                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statements of Additional Information and to the use of our reports (1) dated February 2, 2001 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which are available for investment by contract owners of The Endeavor Variable Annuity, (2) dated February 2, 2001 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which are available for investment by contract owners of The Endeavor ML Variable Annuity and (3) dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 25 to the Registration Statement (Form N-4 No. 33-33085) and related Prospectuses of the Transamerica Landmark Variable Annuity and the Transamerica Landmark ML Variable Annuity, formerly known as The Endeavor Variable Annuity and The Endeavor ML Variable Annuity, respectively.


                                             Ernst & Young LLP


Des Moines, Iowa
April 24, 2001